                                     OPPENHEIMER LIMITED TERM GOVERNMENT FUND
                                           Supplement dated July 1, 2002
                                     to the Prospectus dated January 28, 2002

The Prospectus is changed as follows:

1.       The supplement dated April 30, 2002 is hereby withdrawn.

2.     The  section  titled  "Portfolio  Managers"  on page 12 of the  Prospectus  is deleted in its  entirety  and replaced with the following:

          Portfolio  Managers.  Since April 23,  2002,  the Fund has been  managed by a portfolio  management team  comprised  of  Angelo  Manioudakis  and  other  investment  professionals  selected  from the
          Manager's  high-grade  team in its  fixed-income  department.  This  portfolio  management  team is primarily responsible for the day-to-day  management of the Fund's portfolio.  Mr. Manioudakis is a
          Vice President of the Fund and Senior Vice  President of the Manager.  Prior to joining the Manager in April 2002, Mr.  Manioudakis  was a portfolio  manager at Morgan Stanley  Investment  Management
          (since August 1993).

3.     The third and fourth sentences of the first paragraph of the section titled "How Can You Buy Class A
       Shares? - Class A Contingent Deferred Sales Charge" on page 18 are deleted and replaced with the following sentences:

          The  Distributor  pays dealers of record  concessions in an amount equal to 0.5% of purchases of $1 million or more other than by  grandfathered  retirement  accounts.  For  grandfathered  retirement accounts,  the  concession is 0.75% of the first $2.5 million of purchases  plus 0.25% of purchases in excess of $2.5 million.

4.     The section  titled  "Distribution  and Service  (12b-1) Plans - Service Plan for Class A Shares" on page 21 is revised by adding the following after the third sentence in that paragraph:

          With respect to Class A shares subject to a Class A contingent  deferred sales charge  purchased by grandfathered  retirement  accounts,  the  Distributor  pays the 0.25%  service  fee to  dealers in advance  for the first year after the shares  are sold by the  dealer.  After the shares  have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

July 1, 2002                                                                            PS0855.031